Reporting Entity	12 Months Ended
Dec. 31, 2022
Reporting Entity [Abstract]
Reporting Entity

1.	REPORTING ENTITY
Wallbox N.V. (the “Company” or “Wallbox”) was incorporated as a Dutch private limited liability company under the name Wallbox B.V. on June 7, 2021 and was subsequently converted into a Dutch public limited liability company. Wallbox is registered in the Commercial Registry of the Netherlands Chamber of Commerce under ID number 83012559. Its statutory seat is in Amsterdam, the Netherlands, and the mailing and business address of its principal executive office is Carrer del Foc 68, 08038 Barcelona, Spain.
These consolidated financial statements comprise the Company and its subsidiaries (together referred to as the “Group”). The Group is primarily involved in the development, manufacturing, and sales of innovative solutions for charging electric vehicles. Further information about the Group’s business activities, reportable segments, and the related party relationships of the Group is included in Note 20 on Revenue, Note 7 on Segment reporting, and Note 26 on Group information, respectively.
Wallbox is the Parent of the Group. The Group’s principal subsidiaries as of December 31, 2022, 2021 and 2020 are set out in Note 29. Unless otherwise stated, their share capital consists solely of ordinary shares which are held directly by the Group, and the proportion of ownership interests held equals the voting rights held by the Group. The Group also has investments in a joint venture (see Notes 12 and 26). Refer to Note 2 and Note 3 for background on why the consolidated financial statements of Wallbox N.V. include comparative information despite only being incorporated on June 7, 2021 (see Note 6).
Wallbox is listed on the New York Stock Exchange with the ticker WBX.